                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                  Form 8-K

                               CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    May 2, 1997


                               PP&L Resources, Inc.
___________________________________________________________________________
          (Exact name of registrant as specified in its charter)

         PENNSYLVANIA                   1-11459            23-2758192
___________________________________________________________________________
  (State or other jurisdiction       (Commission         (IRS Employer
        of incorporation)            File Number)        Identification
                                                               No.)

                       Pennsylvania Power & Light Company
___________________________________________________________________________
          (Exact name of registrant as specified in its charter)

         PENNSYLVANIA                   1-905              23-0959590
___________________________________________________________________________
  (State or other jurisdiction       (Commission         (IRS Employer
        of incorporation)            File Number)        Identification
                                                               No.)

      TWO NORTH NINTH STREET, ALLENTOWN, PA.               18101-1179
___________________________________________________________________________
     (Address of principal executive offices)              (Zip Code)



Registrant's telephone number, including area code 610-774-5151



___________________________________________________________________________
      (Former name or former address, if changed since last report.)

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Item 7.  Financial Statements, Pro Forma Financial
Information and Exhibits

	On April 1, 1997, Pennsylvania Power & Light
Company ("PP&L" or "the Company") filed its restructuring plan with the Pennsylvania Public Utility Commission pursuant to the provisions of Pennsylvania's Electricity Generation Customer Choice and Competition Act (the "Act"). In this regard, the following Exhibit is submitted herewith:

	(c)  Exhibits

	99.1 A letter which the Company distributed to members of the investment community on May 2, 1997, updating certain information regarding the filing and the financial and accounting implications of the Act for the Company.

	Certain statements contained in the attached
Exhibit 99.1 are "forward-looking statements" within the meaning of the securities laws. Although the Company believes that the expectations reflected in such statements are reasonable, it can give no assurance that such expectations will prove to have been correct.




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                         SIGNATURE

	Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                   PP&L RESOURCES, INC. AND
                   PENNSYLVANIA POWER & LIGHT COMPANY




                   By:         /s/ R. E. Hill
                                   R. E. Hill
                        Senior Vice President-Financial
                      (PP&L Resources, Inc. and Pennsylvania
                             Power & Light Company)


Date:  May 2, 1997